UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

1703 South Jefferson, St., SW, Suite 400

Roanoke, Virginia 24016

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2008, Kenneth D. Ferris, President of the Luna Innovations Incorporated’s (“Luna”) Advanced Systems Division, announced his resignation from such position in anticipation of his future retirement. Mr. Ferris will however continue his employment with Luna as a part-time corporate advisor. Brian J. Soller, Ph.D. has been promoted to the position of the President of the Products Division.

A copy of the press release announcing this event is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Luna Innovations Incorporated press release dated January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Kevin W. Holt
Kevin W. Holt Vice President and General Counsel

Date: January 16, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Luna Innovations Incorporated press release dated January 16, 2008